UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

May 5, 2016	0-7928
Date of Report (Date of earliest event reported)	Commission File Number

(Exact name of registrant as specified in its charter)

Delaware	11-2139466
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

68 South Service Road, Suite 230 Melville, New York 11747
(Address of Principal Executive Offices) (Zip Code)

(631) 962-7000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

On May 5, 2016, Comtech Telecommunications Corp., a Delaware corporation (“Comtech”), issued a press release announcing the filing of audited consolidated financial statements of TeleCommunication Systems, Inc., a Maryland corporation (“TCS”), and preliminary bookings information for Comtech for the three months ended April 30, 2016.

A copy of the press release issued by the Company concerning the foregoing is furnished herewith as Exhibit 99.2 and is incorporated herein by reference. The information in this Item 7.01 (including the exhibit hereto) shall not be deemed filed under the Securities and Exchange Commission’s rules and regulations and shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

Item 8.01	Other Events.

As previously announced, on February 23, 2016, Comtech completed its acquisition of TCS. This current report is being filed by Comtech to provide the audited consolidated financial statements of TCS as of December 31, 2015 and 2014, and for the three years in the period ended December 31, 2015. Attached as Exhibit 99.1, and attached and incorporated by reference herein, are the audited consolidated financial statements of TCS as of December 31, 2015 and 2014, and for the three years in the period ended December 31, 2015.

Crowe Horwath LLP was retained on March 1, 2016 to audit TCS's financial statements, beginning with the year ended December 31, 2015. As a consequence of Comtech's acquisition of TCS on February 23, 2016, KPMG LLP, TCS's independent registered public accounting firm prior to the acquisition, no longer satisfied the Securities and Exchange Commission’s independence requirements.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description
23.1	Consent of Crowe Horwath LLP
23.2	Consent of Ernst & Young LLP
99.1	Audited Consolidated Financial Statements of TeleCommunication Systems, Inc., as of December 31, 2015 and 2014, and for the three years in the period ended December 31, 2015.
99.2	Press Release, dated May 5, 2016, announcing the filing of audited consolidated financial statements of TCS and preliminary bookings information for Comtech for the three months ended April 30, 2016 (furnished and not filed herewith solely pursuant to Item 7.01).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Comtech Telecommunications Corp. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMTECH TELECOMMUNICATIONS CORP.

Dated:  May 5, 2016

By:	/s/ Michael D. Porcelain
	Name:	Michael D. Porcelain
	Title:	Senior Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
23.1	Consent of Crowe Horwath LLP
23.2	Consent of Ernst & Young LLP
99.1	Audited Consolidated Financial Statements of TeleCommunication Systems, Inc., as of December 31, 2015 and 2014, and for the three years in the period ended December 31, 2015.
99.2	Press Release, dated May 5, 2016, announcing the filing of audited consolidated financial statements of TCS and preliminary bookings information for Comtech for the three months ended April 30, 2016 (furnished and not filed herewith solely pursuant to Item 7.01).